Filed under Rule 497(k)

Registration No. 811-08789

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2013,

as supplemented to date

At a meeting held on January 27-28, 2014, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including a majority of the directors who are not interested persons of VC I (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “SAAMCo Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SAAMCo”) with respect to the International Equities Fund (the “Fund”).

In accordance with VALIC’s manager-of-managers exemptive order granted by the Securities and Exchange Commission, the SAAMCo Sub-Advisory Agreement is subject to shareholder approval with respect to the Fund. The Board has called a special meeting of the Fund’s shareholders to be held on or about May 13, 2014 to consider the proposals to approve the SAAMCo Sub-Advisory Agreement. Shareholders of record on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the proposal in more detail.

If the Fund’s shareholders approve the SAAMCo Sub-Advisory Agreement, PineBridge Investments, LLC (“PineBridge”) will cease to sub-advise the Fund and the following changes to the Fund’s prospectus will become effective once SAAMCo commences managing the Funds:

International Equities Fund.

The name of the Fund will be changed to the “International Equities Index Fund.”

In the Fund Summary, the Fund’s Investment Objective will be deleted in its entirety and replaced with the following:

The Fund seeks long-term capital growth through investments in equity securities that, as a group, are expected to provide investment results closely corresponding to the performance of the MSCI EAFE Index (the “Index”).

The Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of large- and mid-cap companies in developed countries outside the U.S. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Principal Risks of Investing in the Fund, “Emerging Markets Risk” and “Derivatives Risk” will be deleted in their entirety, and the following risk will be inserted:

Index Risk. In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

In addition, “Large-Cap Company Risk” will be deleted in its entirety and replaced with the following:

Large- and Mid-Cap Company Risk. Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

In the Investment Adviser section, the first paragraph and the table will be deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SunAmerica Asset Management, LLC (“SAAMCo”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Timothy Campion	2014	Senior Vice President, Portfolio Manager
Kara Murphy, CFA	2014	Senior Vice President, Chief Investment Officer, Portfolio Manager
Andrew Sheridan	2014	Senior Vice President, Portfolio Manager

Please keep this supplement with your prospectus for future reference

Date:     January 28, 2014